UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2017

Central Index Key Number of the issuing entity: 0001695924

Wells Fargo Commercial Mortgage Trust 2017-RC1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-13	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of March 14, 2017, with respect to Wells Fargo Commercial Mortgage Trust 2017-RC1. The purpose of this amendment is to (1) file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4 and 99.5 to the Form 8-K; and (2) make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Title:	Anthony J. Sfarra President

Dated: September 22, 2017

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Exhibit Index

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

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